BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

(the “Fund”)

Supplement dated June 17, 2016 to the Prospectus and

Statement of Additional Information, each dated October 28, 2015

Effective as of June 15, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed contractually to cap net expenses of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Further, BlackRock has agreed to voluntarily waive a portion of the advisory fee payable to BlackRock from the Fund. Accordingly, the Fund’s Prospectus and Statement of Additional Information are amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview—Key Facts About BlackRock High Yield Municipal Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 37 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-69 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.19%	0.19%	0.17%
Interest Expense	0.04%	0.04%	0.04%
Miscellaneous Other Expenses	0.15%	0.15%	0.13%
Total Annual Fund Operating Expenses	0.97%	1.72%	0.70%
Fee Waivers and/or Expense Reimbursements[3]	(0.11)%	(0.11)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.86%	1.61%	0.61%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]

As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 52, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or

Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.82% for Investor A Shares, 1.57% for Investor C Shares and 0.57% for Institutional Shares until November 1, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$509	$710	$928	$1,555
Investor C Shares	$264	$531	$923	$2,021
Institutional Shares	$62	$215	$381	$862

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$164	$531	$923	$2,021

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

The section of the Prospectus entitled “Management of the Funds—BlackRock—High Yield Fund Total Annual Management Fee (Before Waivers)” is deleted in its entirety and replaced with the following:

With respect to the High Yield Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $250 million	0.550%
$250 million—$500 million	0.525%
Greater than $500 million	0.500%

Effective June 15, 2016, with respect to the High Yield Fund, BlackRock has voluntarily agreed to waive a portion of its management fee payable by the Fund so that such fee is reduced to 0.47% of the average daily net assets of the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The eighth paragraph and accompanying table in the section of the Prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety and replaced with the following:

With respect to the Funds, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)

Total Annual Fund

Operating Expenses[2]

after giving effect to all

applicable

expense limitation

provisions

(excluding Dividend

Expense, Interest

Expense, Acquired Fund

Fees and

Expenses and certain other

Fund expenses)

High Yield Fund
Investor A Shares	0.82%	0.82%
Investor C Shares	1.57%	1.57%
Institutional Shares	0.57%	0.57%
National Fund
Investor A Shares	0.72%	0.72%
Investor B Shares	1.23%	1.23%
Investor C Shares	1.47%	1.47%
Short-Term Fund
Investor A Shares	0.69%	0.69%
Investor C Shares	1.55%	1.47%
Institutional Shares	0.40%	0.40%

[1]	The contractual caps for the National Fund and the Short-Term Fund are in effect until November 1, 2016. The contractual caps for the High Yield Fund are in effect until November 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

With respect to the contractual agreement for the High Yield Fund, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the Fund has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

The third paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

With respect to the High Yield Fund, the maximum annual management fees that can be paid to BlackRock are 0.55% of that portion of the average daily net assets of the Fund not exceeding $250 million; 0.525% of that portion of the average daily net assets of the Fund in excess of $250 million but not exceeding $500 million; and 0.50% of that portion of the average daily net assets of the Fund in excess of $500 million. Effective June 15,

2016, the Manager has voluntarily agreed to waive a portion of its management fee payable by the Fund so that such fee is reduced to 0.47% of the average daily net assets of the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The fifth table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

	High Yield Fund
Fiscal Year Ended June 30,	Paid to the Manager	Waived by the Manager[1,4]
2015	$2,915,229	$2,101
2014	$1,820,923	$6,987
2013	$1,981,553	$9,346

[1]	The Manager may waive a portion of each Fund’s management fee in connection with each Fund’s investment in an affiliated money market fund.

[4]	Effective June 15, 2016, the Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expenses, acquired fund fees and expenses and certain other fund expenses) as follows: 0.82% (Investor A Shares), 1.57% (Investor C Shares) and 0.57% (Institutional Shares) until November 1, 2017. The High Yield Fund may have to repay some of these waivers and/or reimbursements to the Manager in the two years following such waivers and/or reimbursements. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-10051-0616SUP

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